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                                                                    EXHIBIT 10.1

                                                                   [SIDE LETTER]

                         PNC BANK, NATIONAL ASSOCIATION
                                   2 PNC Plaza
                               620 Liberty Avenue
                              Pittsburgh, PA 15222


August 5, 1999

BankBoston, N.A.
100 Federal Street
Boston, MA 02110

RE: CREDIT AGREEMENT DATED AS OF MAY 21, 1999 AMONG ADVANCED LIGHTING TECHNOLOGIES, INC., AS U.S. BORROWER, BALLASTRONIX INCORPORATED (KNA VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC.) AND CANADIAN LIGHTING SYSTEMS HOLDING, INCORPORATED, AS CANADIAN BORROWERS, PARRY POWER SYSTEMS LIMITED AND VENTURE LIGHTING EUROPE LTD., AS UK BORROWERS, VARIOUS FINANCIAL INSTITUTIONS, AS BANKS, AND PNC BANK, NATIONAL ASSOCIATION, AS AGENT (THE "CREDIT AGREEMENT") (CAPITALIZED TERMS USED IN THIS LETTER WITHOUT DEFINITION HAVE THE MEANINGS ASCRIBED THERETO IN THE CREDIT AGREEMENT)

Ladies and Gentlemen:

In connection with BankBoston, N.A. ("BankBoston") entering into that certain Assignment and Acceptance Agreement pursuant to which it agrees to become a "Bank" under the Credit Agreement, as more fully set forth in the Assignment and Acceptance Agreement, PNC Bank, National Association, as Agent ("Agent") and BankBoston hereby agree as follows:

1. The definition "Required Banks" contained in Article I of the Credit Agreement shall be amended (the "Amendment") to mean Agent and at least one other Lender (other than PNC Bank, National Association) which has a minimum commitment of $10,000,000.

2. Section 5.3 of the Credit Agreement shall be amended to expressly provide for, among other things:

         (a) the weekly delivery of Borrowers assignment of sales and the monthly delivery of Borrower's Certificate by each Borrower;

         (b) the delivery on a monthly basis of an accounts receivable aging report and an accounts payable report, to be in form of substance satisfactory to the Agent and the Required Banks;

         (c) the consent of the Required Banks for any amendment to the Indenture, namely that the definition of Indenture contained in the Credit Agreement will be modified in the third line thereof to provide for the "prior written consent of the Required Banks"; and


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         (d)      the modification of the definition of "Total Unused Credit
                  Availability" contained in Article I of the Credit Agreement to read in its entirety as follows: "Total Unused Credit Availability" shall mean, at any time, the difference between
                  (a) the sum of (i) the U.S. Borrowing Base, (ii) the UK Borrowing Base and (iii) the Canadian Borrowing Base, minus
                  (b) the Revolving Credit Exposure."

3. The Canadian Credit Facility set forth in Section 2.1.A.3 of the Credit Agreement will be modified under the terms of the Amendment to provide that:

         (a) borrowing requests by Canadian Borrowers shall request Loans from the Banks in Dollars;

         (b) Loans from the Banks to Canadian Borrowers will be made in Dollars; and

         (c) the repayment of Loans made by the Banks to the Canadian Borrowers will be repaid in Dollars.

         The Credit Agreement, the Canadian Revolving Credit Notes and the other Related Writings, as applicable, will be modified to reflect the foregoing in a manner satisfactory to Agent and the Banks.

4. Until such time as the Credit Agreement and Related Writings are modified to reflect the provisions of Paragraphs 3 and 5 herein, no Loans will be made under Canadian Revolving Credit Commitment. In lieu thereof, to the extent that there is availability under the U.S. Borrowing Base, U.S. Borrower may request U.S. Revolving Loans and advance funds by way of intercompany loans to the Canadian Borrowers as permitted by the Credit Agreement.

5. The Amendment will provide for the deletion of Section 2.5(e)(ii)(C) and (D). The Amendment will further provide for the deletion of the second paragraph under Section 3.2 of the Credit Agreement, and the addition in place thereof of provisions that will provide that if the Borrower pays any additional amount under Section 3.2 to a Bank and such Bank determines in its sole discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its tax liabilities in or with respect to the taxable year in which the additional amount is paid, such Bank shall pay to such Borrower an amount that the Bank shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by the Bank in such year as a consequence of such tax benefit; provided, however, that any Bank may determine in its sole discretion consistent with the policies of such Bank whether to seek a tax benefit, and nothing in Section 3.2 shall require a Bank to disclose any confidential information to any Borrower (including, without limitation, its tax returns). Additionally, in connection with Canadian Borrowers' withholding tax liability with respect to Canadian Revolving Loans, the Amendment will contain provisions specifically stating that
         (a) Canadian Borrowers are responsible for the timely payment of all withholding taxes, (b) evidence of the making of those payments in a timely manner, and (c) Banks and Agent will be indemnified for any loss or liability resulting from Canadian Borrowers' failure to make such tax payments in a timely manner.

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6.       Notwithstanding the provisions of Section 10.3 of the Credit Agreement or the definition of "Required Lenders", the Amendment and any related changes to the Related Writings shall be in a form and substance satisfactory to Borrower, Agent, BankBoston and any other Banks and shall address such other matter as are deemed necessary or appropriate by Agent and the Banks. The parties hereto will use their good faith efforts to enter into the Amendment no later than August 25, 1999.

The undersigned agree to and acknowledge the foregoing terms, provisions and conditions of this letter.

PNC BANK, NATIONAL ASSOCIATION,             PNC BANK, NATIONAL ASSOCIATION,
as Agent                                         as Bank

By: /s/Richard Muse, Jr.                    By: /s/Richard Muse, Jr.
    -------------------------                   -------------------------
Title: Vice President                       Title: Vice President
      -----------------------                     -----------------------
Date: 8/4/99                                Date: 8/4/99
     ------------------------                    ------------------------


BANKBOSTON, N.A., as Bank                   VENTURE LIGHTING POWER
                                            SYSTEMS, NORTH AMERICA INC.
By: /s/Paul R. Crimlisk                        (fka Ballastronix Incorporated)
    -------------------------
Title: Vice President                       By: /s/R. G. Douglas Oulton
      -----------------------                  --------------------------
Date: 8/5/99                                Title: V.P. Finance
     ------------------------                     -----------------------
                                            Date: 99/8/7
                                                 ------------------------

ADVANCED LIGHTING TECHNOLOGIES, INC.
                                            PARRY POWER SYSTEMS LIMITED
By: /s/Nicholas R. Sucic
    -------------------------
Title: Vice President                       By: /s/R. M. Heyworth
      -----------------------                  --------------------------
Date:                                       Title: Technical Director
     ------------------------                     -----------------------
                                              Date: 30-7-99
                                                   ----------------------


CANADIAN LIGHTING SYSTEMS HOLDINGS,
INCORPORATED

By: /s/R. G. Douglas Oulton
    -------------------------
Title: V. P. Finance
      -----------------------
Date: 99/8/7
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VENTURE LIGHTING EUROPE, LTD.

By: /s/S. D. Weaver
    -------------------------
Title: Export Sales & Marketing Director
      ----------------------------------
Date: 30th July, 1999
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